Exhibit 10.1

Montreal, June 30, 2003

C-Chip Technologies Corporation
Stephane Solis, President & CEO
4710, St-Ambriose, Suite 224A
Montreal, QC
H4C 2C7

Object:   Payment of a Notes of US$500,000 to Capex Investments Limited

Dear Mr. Solis;

As discussed, for the payment of the Promissory Notes issued on January 7, 2003 by C-Chip Technologies Corporation to Capex Investments Limited as partial payment for the purchase all assets related to the C-Chip technology, which was extended on January 28, 2003 to the earlier of a closing of a private placement or to February 28, 2003, which was further extended to the earlier of a closing of a private placement or to May 31, 2003 Capex Investments Limited hereby agrees to extend further the due payment date of the above Promissory Notes to the earlier of either December 31, 2003 or on the day of a closing of a private placement by C-Chip Technologies Corporation.

Sincerely,

/s/ Claude Perrin
Claude Perrin, Attorney at Law
Capex Investments Limited

If you agree to the above, please sign below.

/s/ Stephane Solis
C-Chip Technologies Corporation,
Stephane Solis, President & CEO